Exhibit 10.11

SETTLEMENT TECHNICAL CLOSING AGREEMENT

This SETTLEMENT TECHNICAL CLOSING AGREEMENT (this “Agreement”), dated as of October 1, 2014 (the “Settlement Technical Closing Date”), is by and among the Persons identified on the signature page to this Agreement as T-Mobile Contributors (collectively, the “T-Mobile Contributors” and each, a “T-Mobile Contributor”), the Persons identified on the signature page to this Agreement as T-Mobile SPEs (collectively, the “T-Mobile SPEs” and each, a “T-Mobile SPE”), T-Mobile USA, Inc., a Delaware corporation (“T-Mobile Parent” and, together with the T-Mobile Contributors and the T-Mobile SPEs, the “T-Mobile Parties”), CCTMO LLC, a Delaware limited liability company (“CCTMO”), CCTM1 LLC (formerly known as T3 Tower 1 LLC) and CCTM2 LLC (formerly known as T3 Tower 2 LLC), each a Delaware limited liability company (together, the “Sale Site Subsidiaries” and each, a “Sale Site Subsidiary”), and Crown Castle International Corp., a Delaware corporation (“Crown” and, collectively with CCTMO and the Sale Site Subsidiaries, the “Crown Parties”). Each of the Crown Parties and the T-Mobile Parties may hereafter be referred to as a “Party” and, collectively, as the “Parties”.
RECITALS:
A.The Parties (or their predecessors in interest) are parties to that certain Master Agreement, dated as of September 28, 2012 (as amended by: (i) Amendment No. 1 to Master Agreement, dated as of November 30, 2012; and (ii) that certain Settlement Agreement and Amendment No. 2 to Master Agreement, dated as of May 8, 2014 (the “Settlement Agreement”)) (as so amended the “Master Agreement”).

B.At or in connection with the Initial Closing:

(i)	the T-Mobile SPEs, T-Mobile Parent, and CCTMO entered into that certain Master Prepaid Lease, dated as of November 30, 2012 (as amended, modified, and supplemented from time to time, the “MPL”);

(ii)
CCTMO, T-Mobile Parent, and the T-Mobile Contributors entered into that certain MPL Site Master Lease Agreement, dated as of November 30, 2012 (as amended, modified, and supplemented from time to time, the “MPL Site MLA”);

(iii)
the Sale Site Subsidiaries, the T-Mobile Contributors, and T-Mobile Parent entered into that certain Sale Site Master Lease Agreement, dated as of November 30, 2012 (as amended, modified, and supplemented from time to time, the “Sale Site MLA”);

(iv)
the T-Mobile Contributors, the T-Mobile SPEs, CCTMO, and the Sale Site Subsidiaries entered into that certain Management Agreement, dated as of November 30, 2012 (as amended, modified, and supplemented from time to time, the “Management Agreement”);

(v)	the T-Mobile SPEs and CCTMO entered into that certain General Assignment and Assumption Agreement, dated as of November 30, 2012 (the “General Assignment”); and

(vi)	the Parties and/or their Affiliates executed and delivered certain other Collateral Agreements.
C.Pursuant to the Settlement Agreement, the Parties agreed to conduct a Settlement Technical Closing (as defined in the Settlement Agreement) with respect to each Settlement Technical Closing Site (as defined below) on or before May 28, 2014, but subsequently agreed to delay such Settlement Technical Closing.

D.The Parties now desire to: (i) conduct the Settlement Technical Closing with respect to each Settlement Technical Closing Site in accordance with Section 4 of the Settlement Agreement and the other applicable provisions of the Settlement Agreement and the Master Agreement (including Section 2.6(c) and Section 2.7 of the Master Agreement); and (ii) amend the applicable Collateral Agreements (including certain Exhibits and Schedules thereto) and take certain other actions to consummate the Settlement Technical Closing.

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein, the Parties agree as follows:

1.	Definitions. Initially capitalized terms used and not defined herein have the meanings set forth in the Master Agreement. In addition, the following terms will have the meanings set forth below:

(a)	“Effective Date” means, for each Natural Conversion Site, Reversion Site, and Rescission Site, the applicable “Effective Date” set forth on Schedule A hereto.

(b)
“Final Site Designation” means, for each Portfolio Site, the applicable “Final Site Designation” set forth on Exhibit A to the Settlement Agreement, as more particularly set forth on Schedule A hereto.

(c)	“Initial Closing Site Designation” means, for each Portfolio Site, the Site Designation used for such Portfolio Site at the Initial Closing, as more particularly set forth on Schedule A hereto.

(d)
“Natural Conversion Site” means each Portfolio Site for which: (i) its Initial Closing Site Designation is either “Non-Contributable Site”, “Pre-Lease Site”, or “Non-Assignable Site”; and (ii) its Settlement Technical Closing Site Designation is either “Lease Site”, “Pre-Lease Site”, or “Assignable Site”; provided, however, that, notwithstanding the foregoing, Natural Conversion Sites do not include any Portfolio Site for which its Initial Closing Site Designation and Settlement Technical Closing Site Designation are each “Pre-Lease Site”.

(e)
“Rescission Site” means each Portfolio Site for which: (i) its Initial Closing Site Designation is not “Excluded Site”; and (ii) its Settlement Technical Closing Site Designation is “Excluded Site”. For the avoidance of doubt, Rescission Sites are subject to Section 4(b) of the Settlement Agreement.

(f)
“Reversion Site” means each Portfolio Site for which: (i) its Initial Closing Site Designation is either “Lease Site”, “Pre-Lease Site”, or “Assignable Site”; and (ii) its Settlement Technical Closing Site Designation is either “Non-Contributable Site”, “Pre-Lease Site”, or “Non-Assignable Site”; provided, however, that, notwithstanding the foregoing, Reversion Sites do not include any Portfolio Site for which its Initial Closing Site Designation and Settlement Technical Closing Site Designation are each “Pre-Lease Site”. For the avoidance of doubt, Reversion Sites are subject to Section 4(c) of the Settlement Agreement.

(g)	“Settlement Agreement Date” means May 8, 2014, which is the effective date of the Settlement Agreement.

(h)
“Settlement Technical Closing Site” means each Portfolio Site for which its Settlement Technical Closing Site Designation changed either from the Initial Closing Site Designation or the Final Site Designation.

(i)
“Settlement Technical Closing Site Designation” means, for each Portfolio Site, the applicable “Settlement Technical Closing Site Designation” as of the Settlement Technical Closing Site Designation Date, as more particularly set forth on Schedule A hereto.

(j)	“Settlement Technical Closing Site Designation Date” means May 16, 2014.

(k)	“Transfer Site” means each Natural Conversion Site and each Reversion Site.

2.
Settlement Technical Closing Payment. On the Settlement Technical Closing Date, the Crown Parties will pay to the T-Mobile Parties $5,478,448 (the “Settlement Technical Closing Payment”) in immediately available funds by wire transfer to an account designated in writing by the T-Mobile Parties. The Settlement Technical Closing Payment is the aggregate payment contemplated by Section 4(a)(1) of the Settlement Agreement, which aggregate payment is equal to the sum of all “Settlement Technical Closing Payments” listed on Schedule A hereto for those Settlement Technical Closing Sites for which such payment is due.

3.	Master Portfolio Site List; Amendment of Collateral Agreements.

(a)
Master Portfolio Site List. The Parties acknowledge and agree that: (i) the Site Designation for each Portfolio Site as of the Settlement Technical Closing Site Designation Date was its Settlement Technical Closing Site Designation; and (ii) each Portfolio Site shall continue to be treated as a Portfolio Site with such a Site Designation (to the extent applicable, subject to any future Conversion Closing of such Portfolio Site), subject to the provisions of the Master Agreement and the Collateral Agreements.

(b)
Amendment of Collateral Agreements. The Parties agree that, from and after the applicable Effective Date (which may be earlier than the Settlement Technical Closing Site Designation Date) for each Settlement Technical Closing Site: (i) if and to the extent applicable, Exhibit A and Exhibit B of the MPL, Exhibit A and Exhibit B of the MPL Site MLA, Exhibit A and Exhibit B of the Sale Site MLA, and Exhibit A-1, Exhibit A-2, and Exhibit A-3 of the Management Agreement shall be deemed to have been amended to be consistent with the Settlement Technical Closing Site Designation and other information for such Settlement Technical Closing Site set forth on Schedule A hereto; and (ii) to the extent that any other Exhibits or Schedules in the Collateral Agreements are inconsistent with the Settlement Technical Closing Site Designation or other information for such Settlement Technical Closing Site set forth on Schedule A hereto, the Settlement Technical Closing Site Designation and other information on Schedule A hereto for such Settlement Technical Closing Site will control. For the avoidance of doubt, the Parties acknowledge and agree that the intent and effect of the amendments in this Section 3(b) is, among others, that, subject to the other terms and conditions of this Agreement, the applicable Transfer Sites and the related Included Property becoming: (A) subject to the MPL will be deemed to have been leased to CCTMO by the applicable T-Mobile SPE as if originally subject to the MPL as of the applicable Effective Date; (B) subject to the MPL Site MLA as Leased Sites will be deemed to have been leased to the applicable T-Mobile Contributor by CCTMO to the same extent as if originally subject to the MPL Site MLA as Leased Sites as of the applicable Effective Date; (C) subject to the Sale Site MLA as Assignable Sites will be deemed to have been leased to the applicable T-Mobile Contributor by the applicable Sale Site Subsidiary to the same extent as if originally subject to the Sale Site MLA as Assignable Sites as of the applicable Effective Date; and (D) subject to the Management Agreement will be deemed to have been managed by CCTMO or the applicable Sale Site Subsidiary, as applicable, for the benefit of the applicable T-Mobile Contributor or T-Mobile SPE as if originally subject to the Management Agreement as of the applicable Effective Date.

(c)
One-Time Change of Site Designation. The Parties agree that the Settlement Technical Closing Site Designation for Site ID# SC54512A / BU 828131 is “Pre-Lease Site”, notwithstanding that the Final Site Designation for such Portfolio Site is “Lease Site” in the Settlement Agreement; provided, however, the Parties acknowledge and agree that nothing in this Section 3(c) constitutes a course of dealing, commitment, or obligation to make any other changes to such Final Site Designations for any other Portfolio Sites, unless otherwise required by the Master Agreement and the Collateral Agreements.

4.	Transfer of Transfer Sites and Other Settlement Technical Closing Transactions.

(a)
Transfer and Assumption - General. Subject to Section 4(d) below and the applicable provisions of the Settlement Agreement, the Master Agreement, and the other Collateral Agreements, for each Transfer Site, effective as of the applicable Effective Date:

(i)	the Site Designation for such Transfer Site changed to its Settlement Technical Closing Site Designation;

(ii)
except for Transfer Sites where the Transferor is listed as “no entity change” on Schedule A hereto, the applicable “Transferor” identified on Schedule A hereto (each, a “Transferor”) shall be deemed to have sold, assigned, conveyed, transferred, and delivered, free and clear of all Liens (except for Permitted Encumbrances), to the applicable “Transferee” identified on Schedule A hereto (each, a “Transferee”), and such Transferee shall be deemed to have accepted all of such Transferor’s right, title, and interest in, to, and under the following items, excluding any Excluded Assets if the applicable Transferor is a T-Mobile Party:

(A)	such Transfer Site;

(B)	the related Included Property;

(C)	any Ground Leases (including any applicable New Agreements as defined in Section 4(d)) relating to such Transfer Site; and

(D)
any Collocation Agreements (including any applicable New Agreements as defined in Section 4(d)) relating to such Transfer Site, if its Settlement Technical Closing Site Designation is either: (1) “Pre-Lease Site” and its Initial Closing Site Designation is “Non-Contributable Site”, (2) “Assignable Site”, (3) “Non-Contributable Site” and its Initial Closing Site Designation is “Pre-Lease Site”, or (4) “Non-Assignable Site”;

(iii)
if the Settlement Technical Closing Site Designation for such Transfer Site is “Non-Assignable Site”, then, without limiting any provision of the Management Agreement, the Master Agreement, or the other Collateral Agreements, the applicable Transferor shall be deemed to have delegated to the applicable Transferee, and the applicable Transferee shall be deemed to have assumed, the portion of the Post-Closing Liabilities of the Crown Parties, if any, relating to, arising out of or that are in connection with the operation, use, or occupancy of such Transfer Site after the applicable Effective Date;

(iv)
if the Settlement Technical Closing Site Designation for such Transfer Site is either: (1) “Pre-Lease Site” and its Initial Closing Site Designation is “Non-Contributable Site”, or (2) “Assignable Site”, then, without limiting any provision of the Master Agreement or any Collateral Agreement or Section 4(a)(v) below, the applicable Transferor shall be deemed to have delegated to the applicable

Transferee, and the applicable Transferee shall be deemed to have assumed, the portion of the Post-Closing Liabilities of the T-Mobile Parties, if any, relating to, arising out of or that are in connection with the operation, use, or occupancy of such Transfer Site after the applicable Effective Date;

(v)	if the Settlement Technical Closing Site Designation for such Transfer Site is “Lease Site”, then:

(A)
subject to Section 6(e) of the MPL, the applicable Transferor (or, if the Transferor is listed as “no entity change” on Schedule A hereto, the applicable T-Mobile SPE) sold, assigned, conveyed, transferred and delivered to CCTMO, and CCTMO accepted, all of such Transferor’s (or, as applicable, the T-Mobile SPE’s) right, title, and interest in, to, and under any Collocation Agreements (including any applicable New Agreements as defined in Section 4(d)) relating to such Transfer Site; and

(B)
the applicable Transferor (or, if the Transferor is listed as “no entity change” on Schedule A hereto, the applicable T-Mobile SPE) delegated to CCTMO, and CCTMO assumed, the portion of the Post-Closing Liabilities of the T-Mobile Parties, if any, relating to, arising out of or that are in connection with the operation, use, or occupancy of such Transfer Site after the applicable Effective Date;

(vi)
if the Settlement Technical Closing Site Designation for such Transfer Site is “Pre-Lease Site” and its Initial Closing Site Designation is “Lease Site”, then CCTMO sold, assigned, conveyed, transferred, and delivered to the applicable T-Mobile SPE, and such T-Mobile SPE accepted, all of CCTMO’s right, title, and interest in, to, and under any Collocation Agreements (including any applicable New Agreements as defined in Section 4(d)) relating to such Transfer Site; and

(vii)
if the Settlement Technical Closing Site Designation for such Transfer Site is “Non-Contributable Site” and its Initial Closing Site Designation is “Lease Site”, then CCTMO sold, assigned, conveyed, transferred, and delivered to the applicable Transferee, and such Transferee accepted, all of CCTMO’s right, title, and interest in, to, and under any Collocation Agreements (including any applicable New Agreements as defined in Section 4(d)) relating to such Transfer Site.

The Parties intend that certain of the transactions contemplated by this Section 4(a) memorialize and further evidence the Conversion Closings that automatically occurred with respect to the Natural Conversion Sites in accordance with Section 2.6(c) of the Master Agreement.

(b)
Rescission Sites in General. Subject to Section 4(c) and Section 4(d) below and in accordance with and subject to the Settlement Agreement (including Section 4(b) thereof), for each Rescission Site: (i) effective as of the Initial Closing Date, the Parties shall be deemed to have rescinded the transactions that occurred with respect to such Rescission Site at or in connection with the Initial Closing under the Master Agreement and the Collateral Agreements; and (ii) such Initial Closing transactions with respect to such Rescission Site are hereby declared and acknowledged to be void ab initio. Without limiting the generality of the foregoing: (A) effective as of the Initial Closing Date, the Site Location Agreement for each Rescission Site shall be deemed to have been rescinded and is hereby declared and acknowledged to be void ab initio; and (B) the Parties acknowledge that, on the Settlement Agreement Date, CCTMO, CCTM1, and CCTM2 (each, a “Crown Party Transferor”) delivered possession and operational control of the Rescission Sites to the applicable T-Mobile Party.

(c)
Collocation Agreements and Post-Closing Liabilities Relating to Rescission Sites. Without limiting the generality of Section (4)(b) above or Section 4(d) below, and subject to the Settlement Agreement, for each Rescission Site, effective as of the Settlement Agreement Date, to the extent applicable: (i) the applicable Crown Party Transferor shall be deemed to have sold, assigned, conveyed, transferred and delivered to the applicable Transferee for such Rescission Site, and such Transferee shall be deemed to have accepted, all of such Crown Party Transferor’s right, title, and interest in, to, and under the Collocation Agreements relating to such Rescission Site (including any applicable New Agreements as defined in Section 4(d)), free and clear of all Liens, except Permitted Encumbrances; and (ii) the applicable Crown Party Transferor shall be deemed to have delegated to the applicable Transferee, and such Transferee shall be deemed to have assumed, the portion of the Post-Closing Liabilities of the applicable Crown Party Transferor with respect to such Collocation Agreements relating to, arising out of or that are in connection with the operation, use, or occupancy of such Rescission Site on or after the Settlement Agreement Date (including any applicable New Agreements as defined in Section 4(d)).

(d)
Collocation Agreements, Ground Leases and Amendments to Collocation Agreements and Ground Leases Relating to Transfer Sites and Rescission Sites. The Parties acknowledge that certain Crown Parties (either on their own behalf or as attorney-in-fact on behalf of the applicable T-Mobile Party) entered into certain new Collocation Agreements and Ground Leases and amendments to existing Collocation Agreements and Ground Leases with respect to the Transfer Sites and Rescission Sites (each such instrument, a “New Agreement”). Within 45 days after the Settlement Technical Closing Date, the Crown Parties will provide to the T-Mobile Parties true, correct, and complete copies of each New Agreement that relates to either a Rescission Site or a Reversion Site; provided, however, that such foregoing obligation to provide copies of certain New Agreements is not intended to limit or expand any of the rights or obligations of the Parties that otherwise exist under the Master Agreement and the Collateral Agreements. The Parties agree that the Transfer Sites and Rescission Sites, and the transactions contemplated by Section 4(a), Section 4(b), and Section 4(c) above, are subject to such New Agreements and, for purposes of this Agreement, the Collocation Agreements and Ground Leases relating to the Transfer Sites and Rescission Sites include such New Agreements, as applicable; provided, however, that, for the avoidance of doubt, and notwithstanding anything in this Agreement to the contrary, the T-Mobile Parties reserve and retain any and all rights and remedies arising under the Master Agreement and the Collateral Agreements to the extent that, prior to giving effect to the transactions contemplated by Section 3, Section 4(a), Section 4(b), and Section 4(c) above, the execution, delivery, or performance by the Crown Parties of any of the New Agreements constituted a breach of the Master Agreement or any of the Collateral Agreements.

5.
Amendment of the General Assignment. The Parties acknowledge that, after the Initial Closing, the Verizon Master Lease Agreements (as defined in the General Assignment) were bifurcated in accordance with that certain Consent and Bifurcation, dated as of October 5, 2012, by and among Cellco Partnership (d/b/a Verizon Wireless) and T-Mobile Parent. Accordingly, effective as of October 5, 2012, clause (iii) of Section 1 of the General Assignment is amended and restated in its entirety as follows:

sell, convey, assign, transfer, and deliver to Assignee all of Assignors’ right, title, and interest in, to, and under the master lease agreements set forth on Schedule 2 with respect to the Lease Sites identified on Schedule 1 (the “Verizon Master Lease Agreements”), in each case free and clear of all Liens except for Permitted Encumbrances.

6.
Amendments to UCC Financing Statements. On or after the Settlement Technical Closing Date, the Crown Parties hereby authorize the T-Mobile Parties, at their own cost and expense, to file amendments to the UCC financing statements listed on Schedule B hereto to amend and restated the collateral description to read as set forth on Schedule B hereto.

7.	Certification Regarding Conditions Precedent to Settlement Closing.

(a)
Certification by the Crown Parties. The Crown Parties hereby certify that, with respect to the Natural Conversion Sites, each of the conditions precedent applicable to the Settlement Technical Closing that are set forth in Article 11 of the Master Agreement have been satisfied or waived (to the extent permitted under applicable Law).

(b)
Certification by the T-Mobile Parties. The T-Mobile Parties hereby certify that, with respect to the Natural Conversion Sites, each of the conditions precedent applicable to the Settlement Technical Closing that are set forth in Article 10 of the Master Agreement have been satisfied or waived (to the extent permitted under applicable Law).

8.
Fees and Expenses. Except as otherwise expressly set forth in this Agreement, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such costs and expenses.

9.
Full Force and Effect. Except as expressly set forth in this Agreement, the Master Agreement and other Collateral Agreements (including the Exhibits and Schedules thereto) are otherwise unmodified and remain in full force and effect in accordance with their respective terms.

10.
Entire Agreement; Modifications Only in Writing; Collateral Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements, both written and oral, among the Parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each Party and its successors and permitted assigns. This Agreement may be amended, modified or supplemented only by written agreement of the Parties. The Parties acknowledge and agree that this Agreement constitutes a Collateral Agreement.

11.
Severability. If any provision of this Agreement is determined to be invalid for any reason, then that provision shall be severed from the Agreement, but the remainder of the Agreement shall be fully enforceable.

12.
Time of Essence. Time is of the essence in this Agreement, and whenever a date or time is set forth in this Agreement, the same has entered into and formed a part of the consideration for this Agreement.

13.
Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof) as to all matters, including matters of validity, construction, effect, performance and remedies.

14.
Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart to this Agreement by facsimile or other electronic transmission (including documents in PDF format) shall be effective as delivery of a manually executed counterpart to this Agreement.

[Remainder of page intentionally left blank. Signature page follows.]

Exhibit 10.11

SIGNATURE PAGE
IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the Parties as of the Settlement Technical Closing Date.

T-MOBILE CONTRIBUTORS:    CROWN:

SUNCOM WIRELESS OPERATING     CROWN CASTLE INTERNATIONAL
COMPANY, L.L.C    CORP.
T-MOBILE CENTRAL LLC (SUCCESSOR
IN INTEREST TO WIRELESS ALLIANCE,            By: /s/ E. Blake Hawk_____
LLC AND COOK INLET/VS GSM IV PCS            Name: E. Blake Hawk
HOLDINGS, LLC)                        Title: Executive Vice President and General
T-MOBILE SOUTH LLC                    Counsel
POWERTEL/MEMPHIS, INC.
VOICESTREAM PITTSBURGH, L.P.            CCTMO:
T-MOBILE WEST LLC
T-MOBILE NORTHEAST LLC                CCTMO LLC
SUNCOM WIRELESS PROPERTY
COMPANY, L.L.C.                        By: /s/ E. Blake Hawk_____
Name: E. Blake Hawk
By: /s/ Dirk Mosa_____                        Title: Executive Vice President and General
Name: Dirk Mosa                        Counsel
Title: SVP, Corporate Development and
Roaming                            SALE SITE SUBSIDIARIES:

T-MOBILE SPEs:                        CCTM1 LLC
CCTM2 LLC
T-MOBILE USA TOWER LLC
T-MOBILE WEST TOWER LLC                By: /s/ E. Blake Hawk_____
Name: E. Blake Hawk
By: /s/ Dirk Mosa_____                        Title: Executive Vice President and General
Name: Dirk Mosa                        Counsel
Title: SVP, Corporate Development and
Roaming

T-MOBILE PARENT:

T‑MOBILE USA, INC.

By: /s/ Dirk Mosa_____
Name: Dirk Mosa
Title: SVP, Corporate Development and
Roaming